UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2016

Commission file number 0-18307

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

STATE OF WASHINGTON	91-1423516
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

101 STEWART STREET, SUITE 700 SEATTLE, WASHINGTON	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-1351

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

Item 8.01.	Other Events

As previously disclosed in its Current Report on Form 8-K filed with the Securities & Exchange Commission on May 5, 2016, Northland Cable Properties Eight Limited Partnership (the “Partnership”) completed the sale of the operating assets and franchise rights of its cable systems in and around the communities of Aliceville, Alabama and Swainsboro, Georgia to Northland Cable Television, Inc., an affiliate of Northland Communications Corporation, the general partner of the Partnership. The sale of the Partnership’s assets constitute the sale of substantially all of the Partnership’s assets. Accordingly, pursuant to the terms of the partnership agreement, the Partnership is dissolved as of the close of business on May 9, 2016, and the general partner will wind-up the business and affairs of the Partnership. In connection with the winding-up of the Partnership, on May 9, 2016, Northland Communications Corporation, the general partner of the Partnership and as agent for the limited partners of the Partnership and on behalf of the Partnership, entered into a Liquidating Trust Agreement (“Trust Agreement”) with Northland Eight Liquidating Trustee, LLC (the “Trustee”) to establish the NCP-Eight Liquidating Trust (the “Trust”). The sole purpose of the Trust is to hold, manage and distribute the proceeds attributable to general and limited partners from the liquidation of the Partnership, and to make payment of any claims and/or contingent liabilities arising from the business formerly conducted by the Partnership. Under the Trust Agreement, all rights of each of the general partner and limited partners to receive the proceeds from the liquidation of the Partnership’s assets, (as described in that certain Proxy Statement of the Partnership dated February 19, 2016 (the “Proxy Statement”), including the right to receive amounts subject to holdback, as determined under the asset purchase agreement), are transferred to the Trust. The general partner and limited partners hold beneficial interests in the Trust, representing the right to receive distributions from the Trust, from time to time, as determined by the Trustee.

Item 9.01	Financial Statements, Pro Forma Financial Statements and Exhibits	Sequentially Numbered Page

(a)	Financial Statements

None

(b)	Pro Forma Financial Statements

None

(c)	Exhibits

10.1	Liquidating Trust Agreement dated as of May 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHLAND CABLE PROPERTIES EIGHT LIMITED PARTNERSHIP

	By:	NORTHLAND COMMUNICATIONS CORPORATION
(General Partner)

Date: 5-9-16	By:	/s/ GARY S. JONES
Gary S. Jones
(President)
Date: 5-9-16	By:	/s/ RICHARD I. CLARK
Richard I. Clark
(Executive Vice President)